3. INCOME TAXES (Details 2)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income Taxes Details 2
Federal Statutory Tax Rate	34.00%	34.00%
State Taxes, net of Federal benefit	6.00%	6.00%
Change in Valuation Allowance	(40.00%)	(40.00%)
Total Tax Expense	0.00%	0.00%